UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2016

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 17, 2015, Enviva Partners, LP, a Delaware limited partnership (the “Partnership”) and subsidiary of Enviva Holdings, LP, a Delaware limited partnership (“Enviva Holdings”), filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the consummation of the transactions (the “Transactions”) contemplated by a Contribution Agreement (the “Contribution Agreement”) with Enviva Wilmington Holdings, LLC, a Delaware limited liability company (the “Hancock JV”) that is a joint venture between Enviva Holdings, Hancock Natural Resource Group, Inc. and certain other affiliates of John Hancock Life Insurance Company.  Pursuant to the Contribution Agreement, the Hancock JV contributed to Enviva, LP, a Delaware limited partnership and wholly owned subsidiary of the Partnership, all of the issued and outstanding limited liability company interests in Enviva Pellets Southampton, LLC, a Delaware limited liability company (“Southampton”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide the pro forma financial statements of the Partnership required by Item 9.01 of Form 8-K.  No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Transactions.

Item 9.01.                Financial Statements and Exhibits.

Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Partnership as of September 30, 2015 and the unaudited pro forma condensed combined statement of operations and the unaudited pro forma condensed combined statement of cash flows for the Partnership for the nine months ended September 30, 2015 are included as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(d)         Exhibits.

Exhibit Number	Description
99.1

Unaudited Pro Forma Condensed Combined Balance Sheet of the Partnership as of September 30, 2015 and Unaudited Pro Forma Condensed Combined Statement of Operations and Unaudited Pro Forma Condensed Combined Statement of Cash Flows of the Partnership for the Nine Months ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner

Date: February 26, 2016

	By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1

Unaudited Pro Forma Condensed Combined Balance Sheet of the Partnership as of September 30, 2015 and Unaudited Pro Forma Condensed Combined Statement of Operations and Unaudited Pro Forma Condensed Combined Statement of Cash Flows of the Partnership for the Nine Months ended September 30, 2015